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                                                                      EXHIBIT 23

                        Consent of Independent Auditors

To the Board of Directors and Shareholders of TranSwitch Corporation:

  We consent to the use of our reports included herein and incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                    KPMG LLP

Stamford, Connecticut

January 21, 1999

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